
 NUMBER                                                                          SHARES
---------                                                                       ---------
OCT                  INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
---------                                                                       ---------

     -----------------------------------------------------------------------------------

                                 OMNICORDER TECHNOLOGIES INC.

     -----------------------------------------------------------------------------------
                                    PAR VALUE $.01 EACH
                                   COMMON STOCK AUTHORIZED       CUSIP NO. 68212H 10 3

                                                                         See Reverse for
                                                                       Certain Definitions

This is to Certify that

is the owner of

fully paid and non-assessable shares of the above Corporation transferable on the books of the Corporation by the holder hereof in person or by duly authorized
Attorney upon surrender of this Certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registar.




Witness, the Corporation has caused this Certificate to be signed in facsimile by its duly authorized officers and a facsimile of its corporate seal to be impressed hereon.

Dated

                                                            Counter Signed:
                                                            Continental Stock Transfer & Trust Company
                                                            Jersey City, New Jersey

                                                            By:
                                                            -------------------------------
                                                            Transfer Agent and Registrar Authorized Officer


                                               [SEAL]
---------------------------------                           -------------------------------
          Secretary                                                    President

             The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


     TEN COM       - as tenants in common                      UNIF GIFT MIN ACT ........ Custodian........
     TEN ENT       - as tenants by the entireties                                 (Cust)            (Minor)
     JT TEN        - as joint tenants with right of            under Uniform Gifts to Minors
                     survivorship and not as tenants           Act...........................
                     in common                                          (State)
                     Additional abbreviations may also be used though not in the above list


             For value received ________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------
|                                    |
|                                    |
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

----------------------------------------------------------------------- Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

-------------------------------------------------------------------- Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

             Dated _________________ 19____
                    In presence of


                                             __________________________________

________________________


             NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.